UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 13, 2004

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

National City Center
115 W. Washington St., Suite 15 East
Indianapolis, IN  46204

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code      (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Simon Property Group, Inc. (the “Company”) hereby amends its Current Report on Form 8-K dated filed with the Securities and Exchange Commission on October 20, 2004 (the “Current Report”) to amend Item 9.01 to include required financial statements and pro forma financial information.  At the time of filing of the Current Report disclosing the acquisition of Chelsea Property Group, Inc. (“Chelsea”) by the Company, the Company indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed.  Item 9.01 of the Current Report is herby amended and restated as follows:

Item 9.01                                             Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

The following financial statements of Chelsea and accompanying explanatory notes are incorporated herein by reference:

(i)                                   Report of Independent Auditors, incorporated herein by reference to Chelsea’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

(ii)                                Audited consolidated balance sheets as of December 31, 2003 and 2002, incorporated herein by reference to Chelsea’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

(iii)                             Audited consolidated statements of income and audited consolidated statements of cash flows for the years ending December 31, 2003, 2002 and 2001, incorporated herein by reference to Chelsea’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

(iv)                            Unaudited consolidated balance sheet as of June 30, 2004, incorporated herein by reference to Chelsea’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004; and

(v)                               Unaudited consolidated statement of income and unaudited consolidated statement of cash flows for the six month period ending June 30, 2004, incorporated herein by reference to Chelsea’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004.

(b)                                 Pro Forma financial information

The following pro forma financial statements and accompanying explanatory notes are incorporated herein by reference to Amendment No. 1 to the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 9, 2004:

(i)                                   Unaudited pro forma condensed combined balance sheet as of June 30, 2004;

(ii)                                Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004; and

(iii)                             Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003.

(c)                                  Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

3.1                               Certificate of Designation of 6% Series I Convertible Perpetual Preferred Stock of Simon Property Group, Inc.

3.2                               Certificate of Designation of 8 3/8% Series J Cumulative Redeemable Preferred Stock of Simon Property Group, Inc.

99.1                         Press Release

99.2                         Disclosure appearing under the caption “Interests of Chelsea Directors and Officers in the Mergers” beginning on page 67 of Amendment No. 1 to the Registration Statement on Form S-4 of Simon Property Group, Inc. filed with the Securities and Exchange Commission on September 9, 2004, which disclosure is incorporated herein by reference to such registration statement.

99.3                         Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2004
SIMON PROPERTY GROUP, INC.

	By:	/s/ Stephen E. Sterrett
		Name:	Stephen E. Sterrett
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Certificate of Designation of 6% Series I Convertible Perpetual Preferred Stock of Simon Property Group, Inc.

3.2*	Certificate of Designation of 8 3/8% Series J Cumulative Redeemable Preferred Stock of Simon Property Group, Inc.

99.1*	Press release dated October 14, 2004

99.2

Disclosure appearing under the caption “Interests of Chelsea Directors and Officers in the Mergers” beginning on page 67 of Amendment No. 1 to the Registration Statement on Form S-4 of Simon Property Group, Inc. filed with the Securities and Exchange Commission on September 9, 2004, which disclosure is incorporated herein by reference to such registration statement.

99.3	Consent of Ernst & Young LLP

*Previously filed as an exhibit to the Current Report on Form 8-K filed by Simon Property Group, Inc. on October 20, 2004.